AAM Equity Fund
                         Supplement dated March 1, 2002
                        to Prospectus dated March 1, 2002

         The following information supplements the information found on page 7 of the Prospectus, under the heading "Management of the Fund."

         The AmeriPrime Funds will hold a meeting of the shareholders of the AAM Equity Fund on March 15, 2002 for the approval of a new Advisory Agreement with Appalachian Asset Management, Inc. ("AAM"), the Fund's current investment adviser. Until the new Advisory Agreement is approved, AAM will continue to provide investment advisory services to the Fund pursuant to an Interim Agreement.

         The compensation under the Interim Agreement is the same as the compensation under the previous advisory agreement and the compensation under the proposed new Advisory Agreement. The Interim Agreement requires that the fees received under the Interim Agreement will be held in an escrow account pending approval of the new Advisory Agreement by shareholders. AAM will serve as investment adviser pursuant to the Interim Agreement for 150 days or, if earlier, until the new Advisory Agreement is approved by shareholders. If shareholders approve the new Advisory Agreement within the 150 day period, the amount held in the escrow account, plus interest, will be paid to AAM. If the shareholders do not approve the new Advisory Agreement, AAM will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount of the escrow account, plus interest earned.

This supplement and the Prospectus dated March 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2002 which is incorporated herein by reference and can be obtained without charge by calling the Fund at 888-905-2283.